Quotation
North American Sales and Service 850 Lincoln Centre Drive Foster City, CA 94404 U.S.A. (800)874-9868; F(650)638-5875	PAGE 1 of 6

To:	Mr Dennis Salonga Response Genetics 1640 Marengo St LOS ANGELES CA 90033	Quote No.: Quote Valid To: Quote Date: Pay Terms: Freight Terms:	20325319 03/01/2006 12/29/2005 Net 30 Days FOB FACTORY - FRT PPD & ADD

Telephone No. Fax No. Reference	323-224-3900-X16 dsalonga@responsegenetics.com	Please reference Quote No. when placing your orders.

Item	Part Number	Description	QTY	Unit List Price	Unit Net Price	Total Extended Price
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

This quotation, including Applied Biosystems’ General Terms and Conditions of Sate furnished with this quotation (and, if operating software is included, Applied Biosystems’ End User Software License Agreement for Instrument Operating and Associate Bundled Software) set forth the terms on which Applied Biosystems is offering to sell the produces) listed and are an integral part of any contract between Applied Biosystems and the customer named above. Applied Biosystems’ End User Software License Agreement can be found on Applied Biosystems website, at: http://www.applledbiosystems.com/Iegal. By Issuing a purchase order or otherwise ordering the product(s), the customer expressly agrees to these General Terms and Conditions of Sale (and End User Software License Agreement, If applicable) to the exclusion of all others not expressly agreed to In writing by an authorized representative of Applied Biosystems. If you have any questions, please call Applied Biosystems’ Customer Account Services at 800-874-9868.

Stenographical/clerical errors are subject to correction. Most recent quotation date will supersede all prior quotations. All amounts are in USD.

Sales Representative: Mimi Chen
Prepared by: Peter

ACCEPTANCE OF THIS QUOTATION IS LIMITED TO THE ATTACHED TERMS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Quotation
North American Sales and Service 850 Lincoln Centre Drive Foster City, CA 94404 U.S.A. (800)874-9868; F(650)638-5875	PAGE 2 of 6

To:	Mr Dennis Salonga Response Genetics	Quote No.: Quote Valid To: Quote Date:	20325319 03/01/2006 12/29/2005

Please reference Quote No. when placing your orders.

Item	Part Number	Description	QTY	Unit List Price	Unit Net Price	Total Extended Price
To receive the pricing shown above please reference this quotation number when placing your order. Thank you!

Applied Biosystems will offer an additional discount if the above item is placed on a “Standing Order”. A “Standing Order” delivery schedule must be provided when placing your order. For best service, please send your purchase order and delivery schedule to fax number 650-638-5998 and reference the quotation number shown above.

Standing Order Discount Schedule:
[***]

ABI Standing Order Schedule 2005 - 2006					Quote # 20325319				P/O#
Part #	Description	Total Qty	List		RPP Disc		Disc Price		SO Disc		Final Price			Total Costs
[***]	[***]	[***]	$	[***]	[***]	%	$	[***]	[***]	%	$	[***]		$	[***]
[***]	[***]	[***]	$	[***]	[***]	%	$	[***]	[***]	%	$	[***]		$	[***]
[***]	[***]	[***]	$	[***]	[***]	%	$	[***]	[***]	%	$	[***]		$	[***]
[***]	[***]	[***]	$	[***]	[***]	%	$	[***]	[***]	%	$	[***]		$	[***]
												Total		$	[***]
					Savings from List Price							[***]	%	$	[***]

Delivery Schedule:		QUANTITY
Shipment Dates	Delivery Status	#4304441	#4309849	#4311971	#4305932	Shipment Date Amendments
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]

	total	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

APPLIED BIOSYSTEMS
GENERAL TERMS AND CONDITIONS OF SALE

These Terms and Conditions of Sale (“Terms”) shall govern all orders for and purchases of products and services from Applied Biosystems (“AB”), unless other terms are specifically designated by AB to apply to a specific product or service (See SOLE TERMS, INCONSISTENCIES, ORDER OF PRECEDENCE, below).

1.  PRICE The price for any product or service (hereinafter “Product”) shall be the price stated in AB’s Quotation for Product (“AB’s Quotation”). AB’s Quotations are valid for 30 days unless otherwise stated in AB’s Quotation. If the price is stated by reference to a published price list, then the price shall be the published price in effect at the time AB receives buyer’s purchase order. Prices stated are exclusive of all taxes, fees, licenses, duties or levies (“Taxes”) and, unless otherwise stated in AB’s Quotation, transportation charges, freight and Insurance. All Taxes related to Product shall be paid by buyer (other than taxes assessed against AB’s net income), or in lieu thereof, buyer shall provide a tax exemption certificate acceptable to the relevant taxing authorities. Taxes and other charges payable by buyer may be billed as separate items on AB’s invoice.

2.  PAYMENT TERMS; COLLECTION COSTS; SECURITY TERMS. Payment terms are net 30 days from date of AB’s invoice to buyer. If AB deems a customer to have become uncreditworthy, AB reserves the right to require alternative payment terms, including without limitation sight draft, letter of credit, or payment in advance. Payment for partial shipments shall be based on unit or prorated prices, and payment for partial installation(s) shall be based on percentage of completion of installation. If payment is not received by the due date, AB may assess and buyer agrees to pay a late payment charge at the rate of 1 % per month (12% per year) or the maximum legal rate, whichever is less, of the amount due from the due date to the date of payment. If AB retains a collection agency and/or attorney to collect unpaid amounts, AB may invoice buyer for, and buyer will pay, all costs of collection, including without limitation reasonable attorneys fees. Buyer hereby grants to AB and AB reserves a purchase money security Interest In Product purchased hereunder, and in any proceeds thereof, for all amounts owing to AB for or related to such Product. Upon request by AB, buyer shall sign any reasonable documents required for AB to perfect such security interest, Payment in full of all amounts owed for and related to such Product shall release the security Interest on the Product.

3.  CREDIT TERMS. AB may, at any time and in its sole discretion, limit or cancel the credit of buyer as to time and amount, suspend shipments, demand payment in cash before delivery of Product, or demand other assurances of buyer’s performance. If within 30 days buyer fails to agree and comply with the different terms of payment demanded, or fails to give adequate assurances of performance, AB may, without prejudice to any other right or remedy AB may have: (1) by notice to buyer, treat such failure or refusal as a repudiation by buyer of that portion of buyer’s order not then fully performed, whereupon AB may cancel all further deliveries, and any amounts unpaid for non-cancelled Product shall immediately become due and payable; or (2) make shipments under reservation of a security Interest and demand payment against tender of title documents.

4.  DELIVERY; TITLE AND RISK OF LOSS. AB will use reasonable efforts to ship Product within a reasonable time after ordered, or, if a shipment date is Indicated in AB’s Quotation or otherwise agreed upon in writing by an authorized representative of AB, on or before such date. AB may make delivery In Installments, and each Installment shall be deemed to be a separate sale. AB may render a separate invoice for each installment, which Invoice shall be paid without regard to prior or subsequent installments. Unless indicated otherwise in AB’s Quotation, title and risk of loss with respect to all Products except Software, and risk of loss with respect to Software, shall pass from AB to buyer upon delivery. Delivery shall be deemed made upon transfer of possession to a common or other third party carrier at AB’s facility.

5.  CANCELLATION AND DEFERRAL. A PURCHASE ORDER IS NOT SUBJECT TO CANCELLATION BY BUYER. However, unless otherwise stated in AB’s quotation, buyer may defer the shipment date one time for up to 60 days for instruments and other hardware, and 30 days for reagents, consumables and other tangible products, by giving written notice to AB at least 30 days before the scheduled shipment date for instruments and other hardware, and at feast 10 days before the scheduled shipment date for other products.

6.  REJECTION. Any claims for damaged, missing or defective Product must be reported in writing by buyer within 15 days from the date of receipt of Product. In addition, buyer must promptly return a rejected Product to AB, C.O.D., accompanied by a valid return authorization number obtained from AB, AB may refuse any Product not timely rejected or sought to be returned without a valid return authorization number. For any valid claim timely made, AB, at its option, may repair Product or replace Product with an Identical or substantially similar product. THESE ARE BUYER’S SOLE AND EXCLUSIVE REMEDIES FOR DAMAGED OR MISSING PRODUCT, AND, EXCEPT FOR EXPRESS WARRANTY RIGHTS, FOR DEFECTIVE PRODUCT.

7.  LIMITED WARRANTY. AB makes only those warranties with respect to Product expressly identified as “warranties” and set forth in AB’s current operating manual or catalog, or In a specific written warranty included with and covering Product, if any. ANY PRODUCT NOT COVERED BY A WRITTEN WARRANTY IS SOLD “AS IS”. If buyer furnishes specifications to AB, buyer agrees to defend, indemnify and hold AB harmless against any claim that arises out of AB’s compliance with such specifications. Any description of Product recited in AB’s Quotation is for the sole purpose of identifying Product, and any such description is not part of any contract between AB and buyer and does not constitute a warranty that Product shall conform to that description. Any sample or model used in connection with AB’s Quotation is for illustrative purposes only, and is not part of any contract between AB and buyer and does not constitute a warranty that Product will conform to the sample or model. No affirmation of fact or promise made by AB, whether or not in AB’s Quotation, shall constitute a warranty that Product will conform to the affirmation or promise. THE WARRANTIES IDENTIFIED IN THE FIRST SENTENCE OF THIS PARAGRAPH ARE AB’S SOLE AND EXCLUSIVE WARRANTIES WITH RESPECT TO PRODUCT AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, ALL OF WHICH OTHER WARRANTIES ARE EXPRESSLY DISCLAIMED, INCLUDING WITHOUT LIMITATION THOSE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER ARISING FROM A STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

8.  INTELLECTUAL PROPERTY INDEMNITY. Subject to the restrictions set forth in this Article and provided buyer complies with its obligations in this Article, AB agrees to defend buyer, and Indemnify buyer from and against any infringement damages finally awarded, in any legal action or proceeding brought by a third party against buyer to the extent that such action is based on a claim that the manufacture and sale of, Product by AB Infringes any United States or foreign patent, copyright, trademark or other intellectual property right of such third party.

Buyer’s Obligations. Buyer must notify AB in writing of any claim for which it may seek defense and Indemnity from AB hereunder promptly after becoming aware of such claim, and shall cooperate with and provide all reasonable assistance to AB, at AB’s expense, in the defense or settlement of such claim. AB shall have sole authority to defend and/or settle any claim under this Article.

Remedy for Infringement, Rights of AB, Exceptions. 1f any Product or any portion thereof is subject to a suit or other legal proceeding claiming that the Product infringes a third party’s intellectual property right, or in AB’s opinion Is (are) likely to become subject of such a claim AB shall, at Its option, have the right to either: (a) procure for buyer the right to continue using the Product; or (b) replace or modify the Product so that it becomes non-infringing; or (c) require buyer to return the Product and upon return, refund to buyer the price actually paid by buyer for the Product, less a reasonable amount for use, damage or obsolescence; or (d) substitute for the infringing Product other suitable, non-Infringing products,. AB shall have no liability or obligation hereunder for any infringement based upon: (i) the use of Product in combination with any product not provided by AB or intended for use with Product, or based upon any modification to Product made by buyer or a third party, if such claim would not have occurred but for such combination or modification; or (ii) any modification, marking or branding applied to Product by AB at the request of the buyer.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

THE FOREGOING STATES THE ENTIRE LIABILITY OF AB, AND THE EXCLUSIVE REMEDY OF BUYER, FOR ANY INFRINGEMENT OR CLAIMED INFRINGEMENT OF PATENT, COPYRIGHT, TRADE SECRET OR ANY OTHER INTELLECTUAL PROPERTY RIGHT BY PRODUCT OR ANY PART THEREOF OR USE THEREOF.

9.         COMPLIANCE WITH LAWS, VALIDATION. Without limiting the generality of the paragraph above entitled “LIMITED WARRANTY,” unless otherwise expressly stated in writing by AB, no claim or representation is made or intended (I) as to any clinical use of any Product (whether diagnostic, prognostic, therapeutic, blood banking or any other clinical use), (II) that any Product has been cleared, approved, registered or otherwise qualified (collectively, “Approval”) by AB with any regulatory agency for use in any clinical procedure or for other use requiring compliance with any federal, state, European or any other governmental agency or regulatory body regulating diagnostic, therapeutic, blood or other clinical products, medical devices or similar products (collectively, “Regulatory Laws”), (iii) that any Product will satisfy the requirements of any governmental body or other organization, including, but not limited to, the United States Food and Drug Administration or the International Organization for Standardization, or (iv) that any Product or its performance is suitable or has been validated for any specific use or application. Products should not be used for any purpose that would require Approval unless proper Approval is obtained, or, in the case of use in diagnostic laboratory systems and then only to the extent permitted by law, the laboratory has validated its complete system as required by the Clinical Laboratory Improvements Act of 1988, as amended, in the United States or equivalents in other countries. Buyer agrees that if it elects to use Products for a purpose that would subject buyer, its customers, or any Products to the jurisdiction of Regulatory Laws or other applicable law, buyer shall be solely responsible for obtaining any required Approvals or other approvals and otherwise ensuring that its use of any Products complies with such laws. Buyer agrees that it is the buyer’s responsibility, and not AB’s, to validate the performance of Products for any specific use or application and to ensure that Products meet applicable regulatory, certification, validation or its other requirements, since the use and performance characteristics of Products have not been validated by AB for any specific use or application, except as may be otherwise expressly set forth by AB in writing. Products should be used in strict accordance with applicable instructions, warnings and other information in user manuals and other Product documentation.

10.   FORCE MAJEURE. AB shall not be liable for any delay or failure of performance, including without limitation failure to deliver or failure to install, where such delay or failure arises or results from any cause beyond AB’s control, including, but not limited to, flood, unusually severe weather, earthquake or other act of God, power loss, strike, boycott, or other labor disputes, embargo, governmental regulation or an inability or delay In obtaining materials. In the event of any such delay or failure of performance, AB shall have such additional time within which to perform its obligations hereunder as may be reasonably necessary under the circumstances; and AB shall also have the right, to the extent necessary in AB’s reasonable judgment, to apportion Product then available for delivery fairly among its various customers in such manner as AB may consider equitable.

11.  LIMITATION OF LIABILITY. IN NO EVENT SHALL AB BE LIABLE, WHETHER IN CONTRACT, TORT, WARRANTY, OR UNDER ANY STATUTE OR ON ANY OTHER BASIS FOR SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, MULTIPLE OR CONSEQUENTIAL DAMAGES SUSTAINED BY BUYER OR ANY OTHER PERSON OR ENTITY ARISING OUT OF AB’S PERFORMANCE OR FAILURE TO PERFORM ITS OBLIGATIONS RELATING TO THE PURCHASE OF PRODUCTS OR PERFORMANCE OF SERVICES, THE POSSESSION OR USE OF ANY PRODUCT, OR THE PERFORMANCE BY AB OF ANY SERVICES, WHETHER OR NOT FORESEEABLE AND WHETHER OR NOT AB IS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES ARISING FROM OR RELATED TO LOSS OF USE, LOSS OF DATA, DOWNTIME, OR FOR LOSS OF REVENUE, PROFITS, GOODWILL, OR BUSINESS OR OTHER FINANCIAL LOSS.

12.  SOLE TERMS; INCONSISTENCIES; ORDER OF PRECEDENCE. These Terms, together with AB’s Quotation, any applicable label license or other written conditions of use and any other terms and conditions expressly agreed to in writing by an authorized representative of AB “(collectively, “AB’s Terms”), constitute the complete, exclusive and entire agreement between AB and buyer with respect to purchases of Product (unless other terms and conditions are expressly designated to be applicable by AB in writing), and AB’s offer to sell is expressly limited to such terms. Such terms shall take precedence over and supercede and replace all prior or contemporaneous understandings or agreements, written or oral, and any of buyer’s additional or different terms and conditions, which are hereby rejected and shall be void. Buyers submission of a purchase order or other instrument regarding the purchase of Product in response to AB’s Quotation or any other AB document that includes or incorporates these Terms shall be deemed acceptance of these Terms to the exclusion of any other terms and conditions appearing in or referenced in such purchase order or other instrument, which are hereby deemed to be material alterations and notice of objection to which is hereby given, notwithstanding anything contained to the contrary in such purchase order or other instrument or elsewhere. Any acceptance by AB of any offer of buyer Is expressly conditioned on buyer’s assent to and acceptance of AB’s Terms to the extent they are additional or different terms. Except as otherwise provided in these Terms, in the event of an inconsistency between these Terms and the terms appearing on AB’s Quotation or other agreement signed by an authorized representative of AB, the terms appearing on AB’s Quotation or such other agreement shall supersede and take precedence over the inconsistent provision(s) of these Terms, and all other provisions of these Terms shall remain in full force and effect. Nothing in these Terms shall be deemed or construed to limit AB’s rights to enforce its patent or other intellectual property rights, including without limitation as to any use of Product beyond that granted under any patent or other intellectual property label license applicable to Products.

13.  CHOICE OF LAW. Any contract between AB and buyer relating to Product, including these Terms, and any disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of California, U.S.A., excluding both its choice of law provisions and the UN Convention on Contracts for the International Sale of Goods.

14.  EXPORT CONTROLS. Buyer agrees that It will not export or transfer Product for re-export in violation of any United States laws or regulations, or to any denied or prohibited person, entity, or embargoed country in violation of such laws or regulations.

15.  MISCELLANEOUS. No amendment of AB’s Quotation or these Terms or modification thereof shall be binding unless in writing and signed by a duly authorized representative of both AB and buyer. AB’s failure to exercise any rights hereunder shall not constitute or be deemed a waiver or forfeiture of such rights or any other rights hereunder. Headings are included herein for convenience of reference only and shall not constitute a part of these Terms for any other purpose. If any provision of AB’s Terms shall be held to be invalid or unenforceable for any reason, such provisions shall, to the extent of such invalidity or enforceability, be severed without in any way affecting the remainder of such provision or any other provision thereof, all of which shall continue in full force and effect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ADDITIONAL TERMS AND CONDITIONS OF SALE FOR OLIGONUCLEOTIDE PRODUCTS,
INCLUDING SPECIAL TERMS TO PROTECT CUSTOMER CONFIDENTIAL INFORMATION

THESE ADDITIONAL TERMS AND CONDITIONS FOR OLIGONUCLEOTIDE PRODUCTS, AS WELL AS ALL OF THE GENERAL TERMS AND CONDITIONS OF SALE SET FORTH ABOVE, APPLY TO THE PURCHASE OF ALL APPLIED BIOSYSTEMS OLIGONUCLEOTIDE PRODUCTS, INCLUDING ASSAYS BY DESIGN(SM), ASSAYS ON DEMAND(TM) AND CUSTOM OLIGONUCLEOTIDE PRODUCTS.

Using proprietary technology, AB designs and manufactures for sale, whether to order, using customer specifications or as off the shelf inventory generally available to customers, a variety of oligonucleotide products including custom oligonucleotide sequences of both unlabeled/fluorescent-labeled primer pair sets and dual-labeled fluorescent probe/unlabeled primer pair combinations, for use in various genetic and related analytic assays, such as 5 nuclease detection assays.

AB’s oligonucleotide products are sold for research use only. All purchases of AB’s oligonucleotide products are subject to all of the terms and conditions of these General Terms and Conditions of Sale, including these Additional Terms and Conditions of Sale for Oligonucleotide Products.

16.       DEFINITIONS

The following definitions apply to these Additional Terms and Conditions of Sale for Oligonucleotide Products.

Assays-by-Design Kit means a 5’ nuclease detection assay kit that is either: (a) an Assays-by-Design(SM) Single Nucleotide Polymorphism (SNP) Genotyping Service kit comprising two (2) Minor Groove Binder (MGB) probes and two (2) primers, or (b) an Assays-by-Design Gene Expression Service kit comprising one (1) MGB probe, or other dual labeled fluorescent probe, and two (2) primers. MGB probes are made available through exclusive license to Applied Biosystems from Epoch BioSciences, Inc.

Assays-by-Design Sequence means the specifically targeted region of a genome specified by buyer for amplification by the AB primers and probes in an Assays-by-Design Kit.

Assays-On-Demand Kit means any of a large selection of Assays-on-Demand(TM) SNP Genotyping Products and/or Assays-on-Demand Gene Expression products containing primer and probe oligonucleotides that are available off-the-shelf for purchase from AB.

Confidential Information of Buyer means the “Assays-By-Design Sequences” and the “Custom Oligo Sequences” (as these terms are defined below) furnished by buyer to AB under this Agreement, and the facts that buyer placed orders for such sequences and that buyer ordered oligonucleotide products from AB containing such sequences.

Custom Kit means, collectively or individually as the context indicates, (a) an Assays-By-Design Kit, or (b) a Custom Oligo Synthesis Kit.

Custom Oligo Sequence means the specific oligonucleotide sequence that is to be manufactured by AB, and related information supplied by buyer to AB, in connection with a Custom Oligo Synthesis Kit order.

Custom Oligo Synthesis Kit means an assay kit manufactured by AB and containing one or more fluorescent labeled (single or multiple labels) and/or unlabelled oligonucleotides, with the nucleotide arrangements thereof specified by buyer in an order (the “Custom Oligo Sequence,” as defined herein).

Kit means collectively or separately, as the context requires, (a) an Assays-By-Design Kit, (b) a Custom Oligo Synthesis Kit and/or, (c) an Assays-On-Demand Kit.

Synthesis means the design (where applicable) and manufacture by AB of Custom Kits for delivery to buyer pursuant to this Agreement.

17.       KITS

Shipment of Kits. AB will use reasonable commercial efforts to ship Kits ordered by buyer from AB in a timely manner Assays-On-Demand Kits, if in stock at the time of the order, are generally available for shipment within two business days of receipt by AB of the order. Assays-by-Design Kits and Custom Oligo Synthesis Kits are the product of AB’s research, design and manufacturing efforts and are made available for shipment promptly following completion of Synthesis. Buyer understands and agrees that any proffered shipment/delivery date for Kits other than in-stock Assays-On-Demand Kits is approximate only and buyer has taken this into account when placing each order.

AB’s Evaluation of Custom Kit Orders AB may decline the Synthesis, at any stage of the Synthesis process, of any Custom Kit ordered by buyer that AB, in it’s reasonable good faith judgment, deems to be unsuitable or commercially Impractical for Synthesis, whether on technological or other grounds. AB will give written notice to buyer within a reasonable time following its determination to decline Synthesis of a Custom Kit. Buyer shall have no obligation to pay any fees for time and materials, or for any other expenses incurred by AB, in connection with any declined Custom Kit. All Custom Kit orders not declined by AB will be synthesized, must be paid for by buyer, and may not be cancelled or changed by buyer without the express written permission of AB. Buyer understands and agrees that buyer’s obligation to pay fees for all Custom Kits’ that AB proceeds to Synthesize is firm and Irrevocable, regardless of the number of Custom Kits declined for Synthesis in a given order. Accordingly, each purchase order for Custom Kits must be for the total amount charged for all Custom Kits ordered. The amount corresponding to the charges applicable to declined Synthesis will be reflected in AB’s invoice for the order.

Primer and Probe Quantities in Customs Kits The quantities of unlabelled oligonucleotides, fluorescent-labeled oligonucleotides and/or MGB probes Included in Kits are as set forth in AB’s current general product list or price list as published from time to time. If a particular Kit is not listed in an AB current product list or price list, buyer may contact AB for such information.

Label License Kit Lise Provisions Buyer understands and agrees that its use of each Kit is further regulated by and subject to the terms stated on the individual label license that accompanies each Kit, copies of which label licenses are available from AB. The placing by buyer of any Kit order is deemed an agreement by buyer to the terms and conditions of the label license applicable to each Kit and buyer hereby acknowledges having had ample opportunity to review the pertinent label licenses in advance of placing buyer’s order.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

18.       APPLIED BIOSYSTEMS’ REPRESENTATIONS, WARRANTIES AND LIMITATIONS OF LIABILITY

With regard to oligonucleotide products provided by AB under this Agreement, AB warrants that it will make commercially reasonable efforts and employ standards that are at least consistent with those practiced by the chemical manufacturing industry to produce Synthesis results that are scientifically accurate and valid according to the prevailing standards at the time and place of manufacture in the biotechnology Industry, subject to the quality, timeliness and accuracy of all Information, whether Confidential Information or otherwise, and material that buyer furnishes to AB for purposes of executing the Synthesis.

EXCLUSIONS FROM WARRANTY. AB DOES NOT REPRESENT OR WARRANT THAT ANY KITS OR OTHER PRODUCTS SUPPLIED BY APPLIED BIOSYSTEMS WILL AMPLIFY THE TARGET SEQUENCES, INCLUDING WITHOUT LIMITATION ANY ASSAYS-BY-DESIGN SEQUENCES SPECIFIED BY BUYER. IN ADDITION, AB DOES NOT MAKE AND EXPRESSLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTY WITH RESPECT TO KITS OR OTHER PRODUCTS SUPPLIED BY APPLIED BIOSYSTEMS, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITHOUT LIMITATION OF THE FOREGOING, BUYER AGREES THAT AB SHALL NOT BE RESPONSIBLE FOR ANY CONSEQUENCES ARISING FROM THE FAILURE OF KITS TO AMPLIFY ANY SEQUENCES OR THE FAILURE TO BE ACCURATE OR CORRECT OF ANY DATA, SPECIFICATIONS, OR OTHER MATERIALS OR INFORMATION, INCLUDING WITHOUT LIMITATION BUYER’S CONFIDENTIAL INFORMATION, ASSAYS-BY-DESIGN SEQUENCES AND CUSTOM OLIGO SEQUENCES (COLLECTIVELY, THE “CUSTOMER MATERIALS”) SUPPLIED BY BUYER IN CONNECTION WITH ANY AND ALL ORDERS PLACED WITH AB.

19.       BUYER’S REPRESENTATIONS, WARRANTIES AND LIMITATIONS OF LIABILITY

By submitting an order, buyer represents, warrants and agrees:

1.
That buyer will provide AB with all information known to buyer regarding biological, radiological, and/or chemical hazards associated with the handling, exposure to or other use of any Customer Materials supplied to AB by buyer; and

2.
That buyer has the right to cause the sequence that buyer has requested AB to manufacture to be manufactured by AB and sold to buyer, that such sequences and the manufacture and sale thereof to buyer will not infringe the intellectual property rights, including without limitation patent, copyright, trademark, and trade secrets, of any third party anywhere in the world (provided that the foregoing shall not be deemed a representation or warranty with respect to methods of manufacture employed by AB), and that the Customer Materials buyer furnishes to AB will not infringe any such intellectual property rights; and

3.
That the Kits and components thereof sold to buyer shall be for buyer’s own Internal research and development use only, shall be used only as permitted under the label licenses associated with each Kit, and shall not be resold or otherwise transferred or conveyed to any third party without the express written permission of AB.

20.      CONFIDENTIAL INFORMATION OF BUYER.

AB agrees that for seven (7) years after the disclosure by buyer to AB of Confidential Information of Buyer, AB shall not disclose such Confidential Information of Buyer to any third party and will use at least the same degree of care as it uses to protect its own confidential information of a like nature, but in no event less than a reasonable degree of care, to prevent the disclosure of such Confidential Information of Buyer to any third party. This undertaking of confidentiality shall not apply to, and AB shall have no obligations under this paragraph with respect to, any Confidential Information of Buyer that (a) was In AB’s possession before receipt from buyer, (b) is or becomes a matter of public knowledge or part of the public domain through no fault of AB, (c) is rightfully received by AB from a third party that was not obliged to keep such information confidential, (d) is developed by AB without reference to Confidential Information of Buyer, or (e) is disclosed by AB with buyer’s prior written approval. Notwithstanding the foregoing, AB may disclose Confidential Information of Buyer to the extent required to comply with governmental regulations and other applicable laws or to respond to subpoena or other compulsory legal process, provided in all cases that AB takes reasonable and lawful actions to avoid or minimize the extent of such disclosure and notifies buyer in writing as far in advance of the date of disclosure as is reasonably feasible so that buyer to the extent feasible will have an opportunity to seek to prevent or limit disclosure.

21.       INTELLECTUAL PROPERTY RIGHTS

Any inventions (patentable or otherwise), discoveries, developments, improvements, information, data, compounds, formulae, know-how or other results that are conceived, developed, reduced to practice, or generated by AB or jointly by buyer and AB and that relate and/or apply to the processes and methods used in or related to the Synthesis of Kits or otherwise in connection with designing and/or manufacturing Kits and associated primers and probes shall be and remain the sole and exclusive intellectual property of AB. Buyer will take all reasonable and appropriate steps, upon the request and at the expense of AB, to assist AB to secure, evidence and record its rights in such intellectual property.

22.       NO GRANT OF RIGHTS

Nothing in this Agreement shall be interpreted expressly or impliedly as:

(a)
granting either buyer or AB any license or other rights except as expressly set out in this Agreement, or granting either party the right to be supplied with, or to manufacture or to have manufactured, any quantities of Kits and/or any components thereof beyond those ordered in accordance with the terms and conditions of this Agreement;

(b)	granting buyer the right to resell or convey in any manner the Kits or any components thereof to any third party anywhere in the world.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.